Supplement dated June 15, 2012
to the Institutional Class Shares Prospectus
for Principal Funds, Inc.
dated December 30, 2011

(as supplemented on January 30, 2012, March 16, 2012, March 30, 2012 and April 30, 2012)

This supplement updates information currently in the Prospectus. Retain this supplement with the Prospectus.

ADDITIONAL INFORMATION ABOUT INVESTMENT STRATEGIES AND RISKS

In the table, under the column heading “Small-MidCap Dividend Income” and row labeled “Hedging”, delete
“Not Applicable” and substitute “Non-Principal.”

Under the Foreign Securities heading, delete the paragraph that begins “Depending on the fund, the fund may invest in securities” and substitute:
Depending on the fund, the fund may invest in securities of developed markets, developing (also called
"emerging") markets, or both. Usually, the term "emerging market country" means any country which is considered to be an emerging country by the international financial community (including the MSCI Emerging
Markets Index or has a sovereign debt rating of BBB+ or lower based on the lower of S&P and Moody’s ratings). These countries generally include every nation in the world except the United States, Canada, Japan,
Australia, New Zealand, and most nations located in Western Europe.

PRICING OF FUND SHARES

Under the Notes: heading, delete the second and third paragraphs and substitute:
· A Fund's securities may be traded on foreign securities markets that generally complete trading at various times during the day prior to the close of the NYSE. Foreign securities and currencies are converted to
U.S. dollars using the exchange rate in effect at the close of the NYSE. Securities valued outside of the
Western Hemisphere are valued using a fair value policy adopted by the Fund. These fair valuation procedures are intended to discourage shareholders from investing in the Fund for the purpose of engaging in market timing or arbitrage transactions.

FREQUENT PURCHASES AND REDEMPTIONS

Delete the text under the Frequent Purchases and Redemptions heading and substitute:

The Funds are not designed for, and do not knowingly accommodate, frequent purchases and redemptions of fund shares. If you intend to trade frequently and/or use market timing investment strategies, you should not purchase these Funds.

Frequent purchases and redemptions pose a risk to the Funds because they may:
· Disrupt the management of the Funds by
· forcing the Funds to hold short-term (liquid) assets rather than investing for long-term growth, which results in lost investment opportunities for the Funds and
· causing unplanned portfolio turnover;
· Hurt the portfolio performance of the Funds; and
· Increase expenses of the Funds due to
· increased broker-dealer commissions and
· increased recordkeeping and related costs.

Certain Funds may be at greater risk of harm due to frequent purchases and redemptions. For example, those
Funds that invest in foreign securities may appeal to investors attempting to take advantage of time-zone arbitrage. The Funds have adopted procedures to “fair value” foreign securities owned by the Funds each day to discourage these market timing transactions in shares of the Funds.

The Board of Directors of the Fund has also adopted policies and procedures with respect to frequent purchases and redemptions of shares of the Funds. The Funds monitor shareholder trading activity to identify and take action against abuses. While our policies and procedures are designed to identify and protect against abusive trading practices, there can be no certainty that we will identify and prevent abusive trading in all instances. If we are not able to identify such excessive trading practices, the Funds and their shareholders may be harmed. The harm of undetected excessive trading in shares of the underlying funds in which the
Principal LifeTime Funds or Strategic Asset Management Portfolios invest could flow through to the Principal
LifeTime Funds and Strategic Asset Management Portfolios as they would for any fund shareholder.

When we do identify abusive trading, we will apply our policies and procedures in a fair and uniform manner. If we are not able to identify such abusive trading practices, the abuses described above may harm the Funds.

If we, or a Fund, deem abusive trading practices to be occurring, we will take action that may include, but is not limited to:
· Rejecting exchange instructions from the shareholder or other person authorized by the shareholder to direct exchanges;
· Restricting submission of exchange requests by, for example, allowing exchange requests to be submitted by 1st class U.S. mail only and disallowing requests made by facsimile, overnight courier, telephone or via the internet;
· Limiting the number of exchanges during a year;
· Requiring a holding period of a minimum of 30 days before permitting exchanges among the Funds where there is evidence of at least one round-trip exchange (exchange or redemption of shares that were purchased within 30 days of the exchange/redemption); and
· Taking such other action as directed by the Fund.

The Funds have reserved the right to accept or reject, without prior written notice, any exchange requests. In some instances, an exchange may be completed prior to a determination of abusive trading. In those instances, we will reverse the exchange and return the account holdings to the positions held prior to the exchange. We will give the shareholder written notice in this instance.

ADDITIONAL INFORMATION
Delete the first sentence in this section and substitute:
Additional information about the Fund (including the Fund’s policy regarding the disclosure of portfolio securities) is available in the Statement of Additional Information dated December 30, 2011 as amended and restated June 13, 2012, which is incorporated by reference into this prospectus.

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